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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 10, 2004

                          Glacier Water Services, Inc.
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               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             1-11012                                     33-0493559
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     (Commission File Number)                 (IRS Employer Identification No.)


    2651 La Mirada Drive, Suite 100
          Vista, California                               92081-8435
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(Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (760) 560-1111

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Item 12.  Results of Operations and Financial Condition.

         On May 10, 2004, the registrant issued a press release, a copy of which is attached hereto as Exhibit A. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GLACIER WATER SERVICES, INC.

Date:  May 10, 2004                   By:
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                                           /s/ W. David Walters
                                           Senior Vice President,
                                           Chief Financial Officer and Secretary